UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Limbach Holdings, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Limbach Holdings, Inc.

1251 Waterfront Place, Suite 201

Pittsburgh, Pennsylvania 15222

IMPORTANT NOTICE

ADDITIONAL INFORMATION REGARDING

THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 14, 2020

The following Notice of Change of Location (“Notice”) relates to the proxy statement (the “Proxy Statement”) of Limbach Holdings, Inc. (the “Company”), dated May 27, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Tuesday, July 14, 2020 at 9:00 a.m. local time. This Notice is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about July 2, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Limbach Holdings, Inc.

1251 Waterfront Place, Suite 201

Pittsburgh, Pennsylvania 15222

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 14, 2020

Dear Stockholder:

Due to the public health impact of the coronavirus (COVID-19) and to support the health and well-being of our stockholders, directors, employees and community, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (“Annual Meeting”) of Limbach Holdings, Inc. (the “Company”), has been changed. The Annual Meeting will be held solely by remote communication in a virtual-only format.  The previously announced date and time of the Annual Meeting (July 14, 2020 at 9:00 a.m., local time) have not changed.

As described in the proxy materials previously distributed in connection with the Annual Meeting, you are entitled to participate in the Annual Meeting if you were a stockholder of the Company as of the close of business on May 18, 2020, the record date for the Annual Meeting. The Notice of Annual Meeting and Proxy Statement and 2019 Annual Report are available on the Company’s website at www.limbachinc.com under “Investor Relations – Financial Information”.  As described in the proxy materials for the Annual Meeting previously distributed to you, the Annual Meeting is being held for the following purposes:

1.	To elect Charles A. Bacon, III, Larry G. Swets, Jr. and Joshua S. Horowitz as Class A members of our Board of Directors, each to serve for a three-year term;

2.	To approve an amendment to the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan;

3.	To hold a non-binding advisory vote on the compensation of our named executive officers;

4.	To vote on a non-binding frequency of future advisory votes on the frequency of future advisory votes on the compensation of our named executive officers;

5.	To ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

6.	To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement thereof.

The Annual Meeting will be held on the same date and time as originally scheduled, July 14, 2020 at 9:00 a.m. local time, and will be accessible by following the instructions below.  Stockholders interested in attending the Annual Meeting are required to register by 11:59 p.m. local time on July 12, 2020 at https://viewproxy.com/limbach/2020/.  The Company urges stockholders to vote and submit proxies in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting.

Stockholders will not be able to attend the Annual Meeting in person.  Instead, stockholders should follow the instructions provided below to attend the virtual Annual Meeting.  Stockholders who attend the virtual Annual Meeting by following the instructions below will have an opportunity to vote and to submit questions electronically during the meeting.

•	Stockholders of Record: If you were a stockholder of record at the close of business on May 18, 2020 (i.e., your shares are held in your own name in the records of the Company’s transfer agent), you must register by 11:59 p.m. local time on July 12, 2020 at https://viewproxy.com/limbach/2020/. You will then be provided with a unique join link via a meeting invitation email to attend the virtual Annual Meeting. You may then attend the virtual Annual Meeting on July 14, 2020 at 9:00 a.m. local time by referring back to your meeting invitation email for your unique join link. Please click that link and use the password that was e-mailed to you two days prior to the meeting. You may vote during the virtual Annual Meeting using the control number provided to you during registration. If you are a stockholder of record and you have misplaced your control number in order to vote during the virtual meeting, please call Alliance Advisors at 1-866-612-8937.

•	Beneficial Owners: If you were a beneficial owner of common stock of the Company at the close of business on May 18, 2020 (i.e., you hold your shares in “street name” through an intermediary, such as a bank, broker or other nominee), to attend the virtual Annual Meeting, you must follow the steps below in order to register in advance of the Annual Meeting:

o	Obtain a legal proxy from the bank, broker or other nominee that is the record holder of your shares.
o	In order to register to attend the virtual Annual Meeting, visit the registration site at https://viewproxy.com/limbach/2020/. You will then be provided with a unique join link via a meeting invitation email to attend the virtual annual meeting on July 14, 2020 at 9:00 a.m. local time and a control number to be used for voting during the virtual annual meeting. You may then attend the virtual Annual Meeting on July 14, 2020 at 9:00 a.m. local time by referring back to your meeting invitation email for your unique join link. Please click that link and use the password that was e-mailed to you two days prior to the meeting. You may vote during the virtual meeting using the control number provided to you during registration. If you are a beneficial owner and you have misplaced your control number in order to vote during the virtual meeting, please call Alliance Advisors at 1-866-612-8937.

Obtaining a legal proxy may take several days and stockholders are advised to register as far in advance as possible. The Company can provide no assurances that registration requests will be processed if they are not submitted by 11:59 p.m. local time on July 12, 2020.

Submitting Questions

Prior to the Annual Meeting, stockholders may submit any questions in advance through https://viewproxy.com/limbach/2020/.  Additional information regarding the ability of stockholders to ask questions during the 2020 Annual Meeting, related rules of conduct and other materials for the 2020 Annual Meeting will be available at https://viewproxy.com/limbach/2020/.

After the business portion of the Annual Meeting, we will hold a question answer session during which we intend to answer appropriate questions submitted prior to or during the Annual Meeting that are pertinent to the Company, as time permits.

Technical Assistance

We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 8:30 a.m. local time, and you should allow ample time for the check-in procedures.  We will have technicians ready to assist you with any technical difficulties before the virtual Annual Meeting begins.  Stockholders of record and beneficial owners should call Alliance Advisors at 1-866-612-8937 with any questions about attending the virtual Annual Meeting.  If you encounter any difficulty accessing the virtual Annual Meeting, please visit virtualmeeting@viewproxy.com for assistance.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins.  Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting.  Participants should also give themselves plenty of time to log in prior to the start of the Annual Meeting.  FAQs will be made available prior to the Annual Meeting at https://viewproxy.com/limbach/2020/.

It is important that you review the proxy materials for the Annual Meeting previously distributed to you.  Whether or not you plan to attend the virtual-only Annual Meeting, we encourage you to vote your shares of common stock in advance of the Annual Meeting using one of the voting methods described in the proxy materials.  The proxy card previously distributed with the proxy materials will not be updated to reflect the change to a virtual-only meeting and may continue to be used to vote your shares of common stock in connection with the Annual Meeting.  If you have already voted, you do not need to vote again.

By Order of Limbach Holdings, Inc.,

Charles A. Bacon, III

President, Chief Executive Officer and Director

Chief Legal Officer and Secretary

July 2, 2020

Pittsburgh, Pennsylvania

The Annual Meeting will be held on Tuesday, July 14, 2020 at 9:00 a.m. local time.  All stockholders who are interested in attending the Annual Meeting will be required to register at https://viewproxy.com/limbach/2020/ by 11:59 p.m. local time on July 12, 2020.

The Notice of Annual Meeting and Proxy Statement and 2019 Annual Report are available on the Company’s website at www.limbachinc.com under “Investor Relations – Financial Information”.

FOR IMMEDIATE RELEASE

Limbach Holdings Provides Update on Annual Meeting Format

Meeting to Take Place in Virtual Format Due to Public Health Concerns Related to COVID-19

PITTSBURGH, Pennsylvania, July 2, 2020 — Limbach Holdings (the “Company”) (NASDAQ:LMB), a specialty contractor providing heating, ventilation, air-conditioning, plumbing, electrical and building controls design, engineering, installation and maintenance services in commercial, institutional and light industrial markets, announced today that it will hold a virtual Annual Meeting of Stockholders on July 14, 2020 (“Annual Meeting”) due to the public health impact of the COVID-19 pandemic and to support the health of its stockholders, directors, employees and community.

The Annual Meeting will be held on the same date and time as originally scheduled, July 14, 2020 at 9:00 a.m. local time. Stockholders interested in attending the Annual Meeting are required to register by 11:59 p.m. local time on July 12, 2020 at https://viewproxy.com/limbach/2020/.  The Company urges stockholders to vote and submit proxies in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting.

For additional information regarding how stockholders may access, vote and participate in the Annual Meeting, please refer to the Company’s supplemental proxy materials filed today and the proxy materials previously filed with the Securities and Exchange Commission.  The proxy card and voting instruction form included with the previously distributed proxy materials will not be updated to reflect the change in location of the meeting, but they may continue to be used to vote shares of common stock on the proposals to be presented at the virtual Annual Meeting. Stockholders who have previously voted do not need to take any further action.

Although the Annual Meeting will be held in a virtual-only format this year, the Company remains committed to stockholder engagement and currently intends to return to an in-person annual meeting for future annual meetings held under normal circumstances.

Attending the Annual Meeting

Stockholders will not be able to attend the Annual Meeting in person. Instead, stockholders should follow the instructions provided below to attend the virtual Annual Meeting. Stockholders who attend the virtual Annual Meeting by following the instructions below will have an opportunity to vote and to submit questions electronically during the meeting.

Limbach Holdings, Inc. July 2, 2020	Page 2

•	Stockholders of Record: If you were a stockholder of record at the close of business on May 18, 2020 (i.e., your shares are held in your own name in the records of the Company’s transfer agent), you must register by 11:59 p.m. local time on July 12, 2020 at https://viewproxy.com/limbach/2020/. You will then be provided with a unique join link via a meeting invitation email to attend the virtual Annual Meeting. You may then attend the virtual Annual Meeting on July 14, 2020 at 9:00 a.m. local time by referring back to your meeting invitation email for your unique join link. Please click that link and use the password that was e-mailed to you two days prior to the meeting. You may vote during the virtual Annual Meeting using the control number provided to you during registration. If you are a stockholder of record and you have misplaced your control number in order to vote during the virtual meeting, please call Alliance Advisors at 1-866-612-8937.

•	Beneficial Owners: If you were a beneficial owner of common stock of the Company at the close of business on May 18, 2020 (i.e., you hold your shares in “street name” through an intermediary, such as a bank, broker or other nominee), to attend the virtual Annual Meeting, you must follow the steps below in order to register in advance of the Annual Meeting:

o	Obtain a legal proxy from the bank, broker or other nominee that is the record holder of your shares.
o	In order to register to attend the virtual Annual Meeting, visit the registration site at https://viewproxy.com/limbach/2020/. You will then be provided with a unique join link via a meeting invitation email to attend the virtual annual meeting on July 14, 2020 at 9:00 a.m. local time and a control number to be used for voting during the virtual annual meeting. You may then attend the virtual Annual Meeting on July 14, 2020 at 9:00 a.m. local time by referring back to your meeting invitation email for your unique join link. Please click that link and use the password that was e-mailed to you two days prior to the meeting. You may vote during the virtual meeting using the control number provided to you during registration. If you are a beneficial owner and you have misplaced your control number in order to vote during the virtual meeting, please call Alliance Advisors at 1-866-612-8937.

Obtaining a legal proxy may take several days and stockholders are advised to register as far in advance as possible. The Company can provide no assurances that registration requests will be processed if they are not submitted by 11:59 p.m. local time on July 12, 2020.

About Limbach Holdings

Founded in 1901, the Company is the 12th largest mechanical systems solutions firm in the United States as determined by Engineering News Record. The Company provides building infrastructure services, with an expertise in the design, installation and maintenance of HVAC and mechanical, electrical, and plumbing systems for a diversified group of commercial and institutional building owners. The Company employs more than 1,500 employees in 22 offices throughout the United States. The Company’s full life-cycle capabilities, from concept design and engineering through system commissioning and recurring 24/7 service and maintenance, position the Company as a value-added and essential partner for building owners, construction managers, general contractors and energy service companies.

Limbach Holdings, Inc. July 2, 2020	Page 3

Caution Concerning Forward-Looking Statements

This release contains forward-looking statements regarding the Company and represents the Company’s expectations and beliefs concerning future events. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties. The forward-looking statements included herein or incorporated herein by reference include or may include, but are not limited to, (and you should read carefully) statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as “achieve,” “forecast,” “plan,” “propose,” “strategy,” “envision,” “hope,” “will,” “continue,” “potential,” “expect,” “believe,” “anticipate,” “project,” “estimate,” “predict,” “intend,” “should,” “could,” “may,” “might,” or similar words, terms, phrases, or expressions or the negative of any of these terms. Any statements in this release that are not based upon historical fact are forward-looking statements and represent the Company’s best judgment as to what may occur in the future.

The following are some, but not all, of the facts that might cause business conditions or the Company’s actual results, performance or achievements to be materially different from those expressed or implied by any forward-looking statements, or contribute to such differences: the Company’s ability to realize projected revenue in its contract backlog; cost overruns on fixed-price or similar contracts or failure to receive timely or proper payments on cost-reimbursable contracts, whether as a result of improper estimates, performance, disputes, or otherwise; the Company’s ability to realize cost savings from its expected performance of contracts, whether as a result of improper estimates, performance, or otherwise; increased competition; the Company’s ability to retain key personnel, efficiently utilize its workforce and comply with labor regulations; risks associated with labor productivity; uncertain timing and funding of new contract awards, as well as project cancellations; risks associated with design/build contracts; risks associated with dependence on a limited number of customers; changes in the costs or availability of, or delivery schedule for, equipment, components, materials, labor or subcontractors; adverse outcomes of pending claims or litigation or the possibility of new claims or litigation, and the potential effect of such claims or litigation on the Company’s business, financial position, results of operations and cash flow; risks associated with cost-to-cost method of accounting; the Company’s ability to provide surety bonds; risks associated with placing significant decision making power with the Company’s subsidiaries’ management and failure to coordinate procedures and practices across its branch locations; failure to keep pace with technological changes or innovation; risks associated with information technology system failures, network disruptions and/or cyber security breaches; lack of necessary liquidity to provide bid, performance, advance payment and retention bonds, guarantees, or letters of credit securing the Company’s obligations under its bids and contracts or to finance expenditures prior to the receipt of payment for the performance of contracts; failure to implement effective disclosure controls and procedures and internal controls over financial reporting; the Company’s ability to comply or remain in compliance with applicable federal, state and local laws, regulations or requirements; operating risks, which could lead to increased costs and affect the quality, costs or availability of, or delivery schedule for, equipment, components, materials, labor or subcontractors; adverse impacts from weather affecting the Company’s performance and timeliness of completion or deliberate and malicious acts, which could lead to increased costs and affect the quality, costs or availability of, or delivery schedule for, equipment, components, materials, labor or subcontractors; lower than expected growth in the Company’s primary end markets, risks inherent in acquisitions and the Company’s ability to complete or obtain financing for acquisitions; the Company’s ability to integrate and successfully operate and manage acquired businesses and the risks associated with those businesses; proposed and actual revisions to U.S. tax laws, which would seek to increase income taxes payable or a downturn, recession, disruption, or stagnation in the economy in general; fluctuating revenue resulting from a number of factors, including a decline in energy prices and the cyclical nature of the individual markets in which the Company’s customers operate; the Company’s ability to remain in compliance with covenants under its debt and credit agreements or service its indebtedness, including its ability to refinance its current debt obligations and incur additional indebtedness; the Company’s ability to settle or negotiate unapproved change orders and claims; the non-competitiveness or unavailability of, or lack of demand or loss of legal protection for, the Company’s intellectual property assets or rights; failure to remain competitive, current, in demand and profitable; and the potential impact of pandemic, epidemic, or outbreak of an infectious disease, including the COVID-19 pandemic.

Limbach Holdings, Inc. July 2, 2020	Page 4

The Company believes the expectations reflected in its forward-looking statements are reasonable, it cannot guarantee future performance or results. You should not unduly rely on any forward-looking statements. Each forward-looking statement is made and applies only as of the date of the particular statement, and the Company is not obligated to update, withdraw, or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You should consider these risks when reading any forward-looking statements.

Investor contact:

The Equity Group, Inc.

Jeremy Hellman, CFA, Vice President

212-836-9626 / Jhellman@equityny.com

Or

Limbach Holdings, Inc.

S. Mathew Katz

Executive Vice President

(212) 201-7006 / matt.katz@limbachinc.com